Exhibit 99.2

ORRSTOWN
Financial Services, Inc.

Earnings Presentation

Third Quarter 2026

October 21, 2026

Cautionary Note Regarding Forward Looking Statements | Non-GAAP Disclosures

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "project," "forecast," "goal," "target," "would" and "outlook," or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates, predictions or projections about events or the Company's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will achieve the desired level of new business development and new loans, growth in the balance sheet and fee-based revenue lines of business, successful merger and acquisition activity and cost savings initiatives and continued reductions in risk assets or mitigation of losses in the future. Factors which could cause the actual results of the Company's operations to differ materially from expectations include those detailed in our Annual Report on Form 10-K for the year ended December 31, 2025 under the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and in subsequent filings made with the Securities and Exchange Commission.

The foregoing list of factors is not exhaustive. If one or more events related to these or other risks or uncertainties materializes, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company disclaims any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.

The review period for subsequent events extends up to and includes the filing date of a public company's financial statements, when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information presented in this announcement is subject to change. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only and are not forecasts and may not reflect actual results.

Non-GAAP Disclosures

In this presentation, we refer to tangible book value per share, fee income to operating revenue, adjusted net interest margin, and the efficiency ratio, which are non-GAAP measures. For a reconciliation of these non-GAAP measures to GAAP results and our rationale for usage of non-GAAP measures, please refer to the GAAP to Non-GAAP reconciliation.

Financial Highlights

	3Q26	2Q26	3Q25	Qtr / Qtr Chge	Yr / Yr Chge
Net Income [1]	$ 22.8	$ 21.2	$ 21.9	7.8%	4.3%
Diluted EPS	$ 1.17	$ 1.09	$ 1.13	7.4%	3.6%
Assets [1]	$ 5,707.2	$ 5,612.2	$ 5,470.2	1.7%	4.3%
Loans [1]	$ 4,208.4	$ 4,113.0	$ 3,979.7	2.3%	5.7%
Deposits [1]	$ 4,581.9	$ 4,620.0	$ 4,533.6	-0.8%	1.1%
ROAA (Annualized)	1.60%	1.53%	1.60%	7 bps	0 bps
ROAE *(Annualized)*	14.62%	13.96%	15.72%	66 bps	-110 bps
Efficiency Ratio	56.0%	60.1%	56.4%	-413 bps	-41 bps
Efficiency Ratio, Adjusted [2]	n/a	58.6%	n/a	n/a	n/a
Net Interest Margin	4.12%	3.87%	4.11%	25 bps	1 bps
Net Interest Margin, Adjusted [2]	n/a	4.00%	n/a	n/a	n/a

1 - $ In Millions

2 - Non-GAAP adjustments for certain charges in 2025-26. Please refer to the GAAP to Non-GAAP reconciliation.

Quarterly Commentary

- Delivered strong quarterly earnings of $22.8 million, or $1.17 per diluted share, reflecting continued operating momentum.
- Net interest income rose $4.5 million to $53.3 million, while the net interest margin increased to 4.12%.
- Loans increased $95.3 million, or 9% annualized, with growth across commercial, consumer and residential mortgage portfolios.
- Slight decline in deposits accompanied by significant loan growth increased the Bank's borrowing position during the quarter; available alternative funding sources remained strong at $1.7 billion.
- Asset quality remained sound, as classified loans declined by $4.0 million and nonaccrual loans decreased to 0.54% of total loans.
- Sustained diversified fee income, which included record quarterly wealth management revenue and higher service charge income.
- Improved operating leverage, reducing the efficiency ratio to 56.0% from an adjusted 58.6%[2] in the prior quarter.
- Declared a cash dividend of $0.30 per share, which will be paid on November 10, 2026.

Net Interest Margin

Net Interest Income and Margin [1]



4.11%
4.00%
3.90%
4.00%
4.12%
$51.0
$50.5
$49.0
$48.8
$53.3
3Q25
4Q25
1Q26
2Q26
3Q26
Net Interest Income ($ in millions)
Net Interest Margin

Change in Deposit Cost [2]



4.29%
3.90%
3.64%
3.63%
3.67%
2.49%
2.46%
2.41%
2.33%
2.27%
3Q25
4Q25
1Q26
2Q26
3Q26
Cost of Interest-Bearing Deposits
Fed Funds

Yields on Assets and Liabilities



6.19%
6.01%
5.91%
5.90%
5.98%
2.67%
2.58%
2.56%
2.62%
2.40%
3Q25
4Q25
1Q26
2Q26
3Q26
Interest Earning Assets
Interest Bearing Liabilities

- **Net interest income increased $4.5 million to $53.3 million in the third quarter of 2026, compared with $48.8 million in the prior quarter.**
  - *The tax-equivalent net interest margin expanded 25 basis points to 4.12%, supported by an eight basis-point increase in earning-asset yields and a 22 basis-point reduction in the rate on interest-bearing liabilities.*
  - *Excluding the amortization of the fair value mark on the redeemed subordinated notes, net interest margin was 4.00%[1] in the second quarter of 2026.*
  - *The yield on loans increased by ten basis points to 6.35%, while the cost of interest-bearing deposits fell by six basis points.*

1 - Non-GAAP adjustments for certain charges in 2025-26. Please refer to the GAAP to Non-GAAP reconciliation.

2- Fed Funds represents the three-month average of the monthly Fed Funds Effective Rates for the quarter using FRED published by the Federal Reserve Bank of St. Louis.

Fee Income

Non-Interest Income


$ In Millions
$13.4
$14.4
$15.6
$13.8
$13.4
3Q25
4Q25
1Q26
2Q26
3Q26

Non-Interest Income Breakout [1]


45%
22%
12%
10%
6%
3%
2%
Wealth management
Service charges
Interchange income
Income from life Insurance
Other income
Swap fee income
Mortgage banking

- **Noninterest income totaled $13.4 million, decreasing $0.4 million from the prior quarter.**
  - *Wealth management income increased to $6.0 million for the quarter, compared to $5.9 million in the second quarter.*
  - *Swap fee income decreased $0.3 million to $0.4 million, reflecting normal variability in market conditions and client demand.*
  - *Mortgage banking income declined $0.2 million due to lower loan-sale activity and the impact of rising interest rates on fair-value adjustments on the current loans held-for-sale.*

20.1% [2]

Fee Income / Operating Revenue

1 – Financial data for the three months ended September 30, 2026.
2 - Non-GAAP calculation - Please refer to the GAAP to Non-GAAP reconciliation.

Non-Interest Expenses

Non-Interest Expenses



$ In Millions
$36.3
$37.4
$36.7
$37.7
$37.3
3Q25
4Q25
1Q26
2Q26
3Q26
Salaries & Benefits
Occupancy & Equipment
Data Processing
Professional Fees
Intangible Asset Amort
Merger Related Costs
Other
Total

1 - Non-GAAP adjustment for certain charges during the three months ended June 30, 2026. Please refer to the GAAP to Non-GAAP reconciliation.

Efficiency Ratio



56.4%
57.5%
56.9%
58.6% 1
56.0%
3Q25
4Q25
1Q26
2Q26
3Q26

- **Noninterest expenses totaled $37.3 million for the quarter, a decline of $0.4 million from the prior quarter.**
  - *Salaries and benefits increased modestly to $22.4 million, reflecting merit-based salary increases and one additional day within the quarter.*
  - *Professional services expense declined $0.2 million to $1.0 million, reflecting the Company's ongoing efforts to reduce reliance on third-party services.*
  - *Advertising and promotional expenses declined by $0.7 million as the prior quarter included tax-credit program contributions.*
  - *Taxes other than income increased by $0.6 million, reflecting the quarter-over-quarter timing of tax-credit-related activity.*
  - *The efficiency ratio improved to 56.0%, reflecting the impact of stronger operating leverage and revenue growth.*

Credit Quality

Charge-offs & Non-Performing Loans



0.48%
0.51%
0.56%
0.44%
0.40%
0.02%
0.05%
0.09%
0.12%
0.09%
3Q25
4Q25
1Q26
2Q26
3Q26
NCOs / Avg. Loans
NPAs / Total Assets

ACL Ratios



1.21%
1.19%
1.17%
1.13%
1.11%
184%
170%
158%
196%
204%
3Q25
4Q25
1Q26
2Q26
3Q26
Reserves / NPLs
Reserves / Total Loans

- **The allowance for credit losses (ACL) totaled $46.8 million at September 30, 2026, or 1.11% of total loans.**
  - *The Bank recorded $1.1 million of provision expense which resulted from strong loan growth, $1.0 million of net charge-offs and updates to our qualitative factors, partially offset by a favorable GDP forecast and macroeconomic conditions.*
  - *Classified loans declined $4.0 million to $45.2 million, as repayments and charge-offs exceeded net downgrades.*
  - *Nonaccrual loans declined $0.9 million to $22.9 million, or 0.54% of total loans, compared with 0.58% at June 30, 2026.*
  - *Management considers the ACL adequate based on current asset quality metrics and economic forecasts.*

Earnings & Key Performance Metrics

Earnings



$1.13
$1.11
$1.12
$1.09
$1.17
$0.27
$0.27
$0.30
$0.30
$0.30
$21.9
$21.5
$21.8
$21.2
$22.8
3Q25
4Q25
1Q26
2Q26
3Q26
Net Income ($ in Millions)
Diluted EPS
Dividend Paid

Tangible Common Equity and TCE/TA %



8.8%
9.0%
9.2%
9.5%
9.1%
$470
$492
$505
$525
$511
3Q25
4Q25
1Q26
2Q26
3Q26
Tangible Common Equity ($M)
TCE / TA (%)

Return on Average Assets & Equity



15.72%
14.73%
14.76%
13.96%
14.62%
1.60%
1.55%
1.59%
1.53%
1.60%
3Q25
4Q25
1Q26
2Q26
3Q26
ROAE
ROAA

Tangible Book Value per Share ("TBVPS")



$24.12
$25.21
$25.76
$26.71
$25.96
3Q25
4Q25
1Q26
2Q26
3Q26

- *The decreases in tangible book value per common share and the tangible common equity ratio were primarily due to the net unrealized losses on investment securities caused by widening spreads and a rise in interest rates.*

Loans

Trend [1]


$ In Millions
$3,980
$4,021
$4,061
$4,113
$4,208
$834
$848
$856
$889
$939
$3,146
$3,173
$3,205
$3,224
$3,269
3Q25
4Q25
1Q26
2Q26
3Q26
Commercial
Consumer


$2,151
$2,298
$3,931
$4,021
$4,208
$431
$468
$788
$848
$939
$1,721
$1,831
$3,143
$3,173
$3,269
2022
2023
2024
2025
3Q26
Commercial Loans
Consumer Loans

Composition [2]


Non-owner occupied CRE 31%
Agricultural 2%
Multi-family 6%
Non-owner occupied residential 3%
Commercial & industrial 14%
Residential mortgage 22%
Acquisition & development 6%
Owner occupied CRE 16%
Yield on Loans: 6.35% 3

- **Loans grew $95.3 million, or approximately 9% annualized, to $4.2 billion in the three-months ended September 30, 2026.**
  - *Commercial loans increased $45.4 million, or 6% annualized, highlighted by strong growth in the commercial and industrial (C&I) portfolio.*
  - *Commercial loan production for the quarter totaled $166.3 million with outstanding balances at quarter-end of $121.0 million and a blended rate of 6.84%.*
  - *Home equity lines, which included $15.5 million of purchased loans, increased by $31.6 million, or 36% annualized.*
  - *Residential mortgages increased by $17.0 million, or 13% annualized.*
  - *Total loans increased by $187.7 million, or approximately 5%, since December 31, 2025.*
  - *Pipeline remains strong heading into the final quarter of 2026.*

1 - End of period balances.
2 - Financial data as of September 30, 2026.
3 - Yield on Loans represents three months ended September 30, 2026.

Deposits

Trend [1]


$ In Millions
$4,534
$924
$3,610
$4,529
$902
$3,627
$4,627
$911
$3,717
$4,620
$884
$3,736
$4,582
$856
$3,726
3Q25
4Q25
1Q26
2Q26
3Q26
Core Deposits
Time Deposits

Composition [2]


Interest DDA
26%
Non-Interest
DDA
20%
Cost of
Deposits:
1.83% 3
Money
Markets
30%
Time
Deposits
19%
Savings
5%

- **Deposits, which declined $38.1 million during the quarter, totaled $4.6 billion at September 30, 2026.**
  - *Despite the recent declines, some of which were seasonal, deposits have increased by $53.1 million for the year.*
  - *Money market deposits increased $48.6 million, partially offsetting the declines in demand, savings and time deposits.*
  - *The loan-to-deposit ratio totaled 92% at the end of the quarter, up from 89% at June 30, 2026.*

81% Core Deposits

92% Loan-to-Deposit Ratio

1 – End-of-period balances.
2 - Financial data as of September 30, 2026.
3 - Cost of Deposits represents three months ended September 30, 2026.

Investments

Portfolio Metrics	
Total Portfolio (FV)	$919.4MM
% of Assets	16.1%
Duration	4.2 Years
Yield	4.54%
AOCI (After Tax Effect)	($51.1MM)

Trends – Balances / AOCI / Yields [1,2]



4.67%
4.58%
4.51%
4.57%
4.54%
$890.4
$952.7
$947.0
$949.3
$919.4
($17.3)
($15.0)
($20.3)
($18.9)
($51.1)
3Q25
4Q25
1Q26
2Q26
3Q26
Portfolio Balance
AOCI
Yield

1 – End-of-period balances at fair value.

2 - Yields based on quarterly average – See Analysis of Net Interest Income table in earnings release.

3 - Financial data as of September 30, 2026.

Composition [3]



Agency CMO
36%
Agency MBS
34%
Other
2%
ABS
8%
Municipal
20%

- **The investment portfolio declined by $29.9 million to $919.4 million as of September 30, 2026.**
  - *Purchases totaled $34.9 million, including $24.9 million of agency MBS and CMOs and $10.0 million of non-agency CMOs.*
  - *Paydowns totaled $24.2 million and net accretion was $1.4 million.*
  - *Net unrealized losses in investments increased $41.6 million, before tax, as spreads widened and interest rates rose.*
- **All investment securities remain available-for-sale.**

Capital

Total Risk Based Capital Ratio


13.1% 12.9%
13.3% 13.3%
13.5% 13.6%
13.2% 13.1%
13.3% 13.2%
3Q25
4Q25
1Q26
2Q26
3Q26
Total Company
Bank
Well Capitalized @ 10.0%

- Ratios remain sound and capital generation expectations are strong going forward.
- All capital ratios applicable to the Company and Bank were above relevant regulatory minimum levels to be deemed "well capitalized" under current bank regulatory guidelines.

Tier 1 Risk Based Capital Ratio


11.3% 11.8%
11.7% 12.2%
12.0% 12.5%
12.2% 12.1%
12.3% 12.2%
3Q25
4Q25
1Q26
2Q26
3Q26
Total Company
Bank
Well Capitalized @ 8.0%

Leverage Ratio


9.3% 9.6%
9.5% 9.9%
9.7% 10.2%
10.1% 10.0%
10.2% 10.1%
3Q25
4Q25
1Q26
2Q26
3Q26
Total Company
Bank
Well Capitalized @ 5.0%

Guidance through 2027

Loan Growth	5.0% annualized growth
Margin	Range: 4.05% to 4.15%
Non-Interest Income	Range: $54.0 million to $56.0 million (annualized)
Non-Interest Expenses	Range: $153.0 million to $157.0 million (annualized)
Effective Tax Rate	Approximately 21%

Q & A

Reconciliation of Non-GAAP Measures to GAAP Results

As a result of acquisitions, the Company has intangible assets consisting of goodwill and core deposit and other intangible assets.

Management believes providing certain “non-GAAP” financial information will assist investors in their understanding of the effect of acquisition activity on reported results, particularly to overcome comparability issues related to the influence of intangibles (principally goodwill) created in acquisitions. Management also believes providing certain other “non-GAAP” financial information will assist investors in their understanding of the effect on recent financial results of non-recurring charges associated with increasing operational efficiencies for the long-term.

Tangible book value, tangible book value per common share, fee income to operating revenue, adjusted net interest margin, and adjusted efficiency ratio, as used by the Company in this presentation, are determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). While we believe this information is a useful supplement to GAAP based measures presented in this presentation, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

The following tables present the computation of each non-GAAP based measure included in this presentation together with its most directly comparable GAAP based measure.

GAAP to Non-GAAP Reconciliation

Efficiency Ratio	3Q25	4Q25	1Q26	2Q26	3Q26
(Presented In Millions)					
Net Interest Income	$ 51.0	$ 50.5	$ 49.0	$ 48.8	$ 53.3
Plus Non-Interest Income	13.4	14.4	15.6	13.8	13.4
Total Revenue (A)	**$ 64.4**	**$ 64.9**	**$ 64.6**	**$ 62.7**	**$ 66.7**
Plus: Accelerated amortization of fair value mark on redeemed subordinated notes	-	-	-	1.6	-
Adjusted Total Revenue (B)	**$ 64.4**	**$ 64.9**	**$ 64.6**	**$ 64.3**	**$ 66.7**
Non-Interest Expense (C)	**$ 36.3**	**$ 37.4**	**$ 36.7**	**$ 37.7**	**$ 37.3**
Efficiency Ratio (C / A)	**56.4%**	**57.5%**	**56.9%**	**60.1%**	**56.0%**
Adjusted Efficiency Ratio (C / B)	**n/a**	**n/a**	**n/a**	**58.6%**	**n/a**

Fee Income / Total Revenue Ratio	3Q25	4Q25	1Q26	2Q26	3Q26
(Presented In Millions)					
Net Interest Income	$ 51.0	$ 50.5	$ 49.0	$ 48.8	$ 53.3
Plus Non-Interest Income (B)	13.4	14.4	15.6	13.8	13.4
Total Revenue (A)	**$ 64.4**	**$ 64.9**	**$ 64.6**	**$ 62.7**	**$ 66.7**
Fee Income / Total Revenue Ratio (B / A)	**20.8%**	**22.2%**	**24.1%**	**22.1%**	**20.1%**

GAAP to Non-GAAP Reconciliation

Tangible Book Value	3Q25	4Q25	1Q26	2Q26	3Q26
(Presented in Millions except for Tangible Book Value Per Share)					
Total Shareholders' Equity (GAAP)	$ 571.9	$ 591.5	$ 603.2	$ 621.7	$ 605.2
Less Goodwill	69.8	69.8	69.8	69.8	69.8
Less Intangible Assets	40.3	38.0	35.8	33.6	31.5
Less Related Tax Effect	(8.5)	(8.0)	(7.5)	(7.1)	(6.6)
Tangible Book Value (Non-GAAP) (A)	**$ 470.3**	**$ 491.8**	**$ 505.2**	**$ 525.4**	**$ 510.6**
Ending Period Shares Outstanding (B)	**19.5**	**19.5**	**19.6**	**19.7**	**19.7**
Tangible Book Value (Non-GAAP) / Shares Outstanding (A / B)	**$ 24.12**	**$ 25.21**	**$ 25.76**	**$ 26.71**	**$ 25.96**

Net Interest Margin	Three Months Ended June 30, 2026					
	Average Balance - most directly comparable GAAP-based measure	Taxable-Equivalent Interest - most directly comparable GAAP-based measure	Less: accelerated amortization on fair value mark from subordinated notes redemption	Adjusted Taxable-Equivalent Interest - Non-GAAP	Taxable-Equivalent Rate - most directly comparable GAAP-based measure	Adjusted Taxable-Equivalent Rate - Non-GAAP
Total interest-earning assets	$ 5,117,006	$ 75,277	$ -	$ 75,277	5.90%	5.90%
Total interest-bearing liabilities	$ 3,963,461	$ 25,871	$ (1,624)	$ 24,247	2.62%	2.45%
Taxable-equivalent net interest income / net interest spread		$ 49,406	$ 1,624	$ 51,030	3.28%	3.45%
Taxable-equivalent net interest margin					3.87%	4.00%